UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 10, 2010
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51757 (Commission File Number)	16-1731691 (IRS Employer Identification No.)
2001 Bryan Street, Suite 3700
Dallas, Texas 75201
(Address of principal executive offices, including Zip Code)
(214) 750-1771
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
This amendment provides pro forma condensed consolidated statement of operations of Regency Energy Partners LP (“Regency”) for the six months ended June 30, 2010 to reflect: (1) Regency’s purchase of a 6.99 percent general partner interest in RIGS Haynesville Partnership Co. from EFS Haynesville, LLC, an affiliate of GE Capital Corporation, as disclosed in a Form 8-K filed on April 30, 2010, (2) a change in control of Regency, as disclosed in a Form 8-K filed on May 28, 2010, and (3) Regency’s purchase of a 49.9 percent interest in Midcontinent Express Pipeline LLC from Energy Transfer Equity, L.P., as disclosed in a Form 8-K filed on May 28, 2010. This report updates the information previously filed on Form 8-K filed on May 28, 2010 and Form 8-K/A filed on July 29, 2010.
Item 9.01 Financial Statements and Exhibits
(a)-(c)	Not used

(d)	Exhibits

Exhibit 99.1	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2010 and Related Notes

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP
By:	/s/ Stephen L. Arata
Stephen L. Arata
Executive Vice President and Chief Financial Officer

Date: August 10, 2010